     As filed with the Securities and Exchange Commission on August 26, 1994

- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   August 26, 1994

                          DUKE REALTY INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


     INDIANA                       1-9044                     35-1740409
(State or other                  (Commission                (I.R.S. Employer
 jurisdiction of                  File Number)              identification No.)
 incorporation)

                       8888 Keystone Crossing, Suite 1200
                              Indianapolis, Indiana            46240
                    (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (317) 574-3531


                                 NOT APPLICABLE
            (Former name or former address changed since last report)


- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

Item 5. Pursuant to a reorganization which occurred on October 4, 1993, Duke Realty Investments, Inc. acquired substantially all of the properties and businesses of Duke Associates, a full-service commercial real estate firm operating in the Midwest. In connection with the reorganization, the unaudited financial statements of Duke
          Associates for the Nine Months ended September 30, 1993 are being filed as an exhibit to this form.

Item 7.   Financial Statements and Exhibits

     The following exhibits are filed with this report

          Unaudited financial statements of Duke Associates for the Nine Months ended September 30, 1993.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                  Duke Realty Investments, Inc.
                                                           (Registrant)



Date:          August 26, 1994               By: /s/ Dennis D. Oklak
                                                --------------------------
                                                 Dennis D. Oklak
                                                 Vice President and Treasurer

                                 DUKE ASSOCIATES

                        COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1993
                                 (IN THOUSANDS)
                                   (UNAUDITED)


Rental Operations:

   Revenues:
      Rental income                                         $42,721
      Interest and other income                               1,012
                                                            -------
                                                             43,733
                                                            -------

Operating expenses:
   Rental expenses                                            8,765
   Real estate taxes                                          4,340
   Interest expense                                          25,580
   Depreciation and amortization                             10,599
   General and administrative                                   780
                                                            -------
                                                             50,064
                                                            -------
   Loss from rental operations                               (6,331)
                                                            -------

Property management operations:

   Revenue:
      Property management, maintenance and leasing fees       8,431
      Construction and development fees                       2,591
      Interest and other income                                 932
                                                            -------
                                                             11,954
                                                            -------

   Operating expenses:
      Payroll                                                 6,077
      Maintenance                                               941
      Office and other                                        1,543
                                                            -------
                                                              8,561
                                                            -------

Earnings from property management operations                  3,393
                                                            -------

Operating loss                                               (2,938)


Equity in earnings of non-combined companies                    199
                                                            -------
                       Net loss                             $(2,739)
                                                            -------
                                                            -------

            See accompanying notes to combined financial statements.

                                 DUKE ASSOCIATES

                        COMBINED STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1993
                                 (IN THOUSANDS)
                                   (UNAUDITED)



Cash flows from operating activities:
Net loss                                                        $    (2,739)
   Adjustments to reconcile net loss to net cash provided
     by operating activities:
     Depreciation                                                     7,200
     Amortization                                                     3,399
     Straight-line rent adjustment                                   (1,356)
     Increase in construction receivables                           (10,109)
     Other accrued revenues and expenses, net                         9,298
     Equity in earnings of non-combined companies                      (199)
                                                               ------------
       Net cash provided by operating activities                      5,494
                                                               ------------
Cash flows from investing activities:
   Land and construction costs                                       (3,252)
   Distributions from non-combined companies                             47
   Deferred charges and other assets                                 (3,193)
                                                               ------------
       Net cash used by investing activities                         (6,398)
                                                               ------------
Cash flows from financing activities:
   Proceeds from property indebtedness                               39,407
   Payments on property indebtedness                                 (5,959)
   Contributions by owners                                           10,221
   Distributions to owners                                          (24,224)
   Advances from affiliates, net                                    (13,480)
                                                               ------------
        Net cash provided by financing activities                     5,965
                                                               ------------
        Net increase in cash and cash equivalents                     5,061

Cash and cash equivalents at beginning of period                      1,046
                                                               ------------

Cash and cash equivalents at end of period                      $     6,107
                                                               ------------
                                                               ------------


            See accompanying notes to combined financial statements.

                                 DUKE ASSOCIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

(1)   ORGANIZATION AND BASIS OF COMBINATION

      The accompanying combined financial statements of Duke Associates include the operating businesses, commercial rental properties and undeveloped land which are expected to be acquired by Duke Realty Investments, Inc.
(the "Company"). Duke Associates represents substantially all of the real estate properties and operating businesses under common control of the current Duke Associates owners which are engaged in the ownership, leasing, management, construction and development businesses of commercial real estate in the Midwest.

      The financial statements of Duke Associates have been presented on the combined basis because of the common ownership and management of the related properties and operating businesses. After the aforementioned acquisition, the properties and operating businesses will be majority owned and controlled by the Company through its subsidiaries to be formed and known as Duke Realty Limited Partnership and Duke Services, Inc. The equity method of accounting is used for investments in non-majority owned partnerships and joint ventures in which Duke Associates has the ability to exercise significant influence over operating and financial policies. The cost method of accounting is used for two non-majority owned joint ventures over which Duke Associates does not have the ability to exercise significant influence, and the differences between the cost method and the equity method of accounting for these joint ventures does not significantly affect the financial position or results of operations.

      All significant intercompany balances and transactions have been eliminated in the combined financial statements.

      The combined financial statements as of September 30, 1993 and for the nine months then ended are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined financial statements for this interim period have been included. The results for the interim period ended September 30, 1993 are not necessarily indicative of the results to be obtained for the full fiscal year.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      REVENUES

      All leases are classified as operating leases and rental income is recognized on the straight-line basis over the terms of the leases.

      Management fees are based on a percentage of rental receipts of properties managed and are recognized as the rental receipts are collected.

      Leasing fees are based on the gross value of leases signed and are recognized as earned under the terms of the various contracts.

      Maintenance fees are recognized as the services are performed based upon established hourly rates.

      Construction management fees are generally based on a fixed percentage of costs and are recognized as the project costs are incurred.

                                 DUKE ASSOCIATES

                                   (UNAUDITED)


Development fees are generally based on a percentage of total project costs of properties developed and are recognized throughout the development process of the related properties.

      FINANCING AND LEASING COSTS

      Costs incurred in connection with financing or leasing are amortized on a straight-line method over the term of the related loan or lease. Unamortized leasing costs are charged to expense upon the early termination of the lease.

      INCOME TAXES

      Income taxes are not provided in the accompanying combined financial statements because the entities that own the properties and the operating businesses are either partnerships or S corporations and the taxable income or loss is included in the income tax returns of the individual partners or shareholders.